American Skandia Trust
For the period ended 12/31/05
File number 811-5186
SUB-ITEM 77D-3


AMERICAN SKANDIA TRUST

Supplement dated August 15, 2005 to the Prospectus dated
May 1, 2005

This supplement sets forth the changes to the American
Skandia Trust ("AST" or the "Trust") Prospectus dated
May 1, 2005. All of the Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the AST Prospectus and should be retained for future reference.

This supplement sets forth changes to the Prospectus with respect to fees and expenses of the Portfolios.

The following is added to footnote (3) of the table captioned "Annual Fund Operating Expenses" in the section of the prospectus captioned "Fees and Expenses of the Portfolios":

Effective for the periods July 1, 2005 through December 31,
2005 and January 1, 2006 through June 30, 2006, the
Investment Managers have voluntarily agreed to waive a portion of their management fee, or to waive a portion or all of their management fee and reimburse expenses if necessary to limit total expenses, for certain Portfolios as described in the table below. Had such management fee waivers or total expense limits been in place at year-end, annual operating expenses for the year ended December 31, 2004 would have been as given in the following table:

[continued on next page]

1







Portfolio

Volunt
ary
Manage
ment
Fee
Waiver
Effect
ive
July 1
, 2005
throug
h
Decemb
er 31,
2005
(as%
of
Portfo
lio
assets
)

Volunta
ry
Managem
ent Fee
Waiver
and
Expense
Reimbur
sement,
if
necessa
ry, to
limit
Total
Expense
s (as%
of
Portfol
io
assets)
effecti
ve
July 1,
2005
through
Decembe
r 31,
2005

Total
Annual
Operati
ng
Expense
s
had
Managem
ent
Fee
Waiver
or
Total
Expense
Limit,
as
applica
ble,
effecti
ve
7/1/05
been in
place
at
year-
end
12/31/0
4
(as% of
Portfol
io
assets)

Voluntary
Management Fee
Waiver Effective
January 1, 2006
through
June 30, 2006
(as%
of Portfolio
assets)

Volunta
ry
Managem
ent Fee
Waiver
and
Expense
Reimbur
sement,
if
necessa
ry, to
limit
Total
Expense
s (as%
of
Portfol
io
assets)
effecti
ve
January
 1,
2006
through
June 30
,
2006

Total
Annual
Operati
ng
Expense
s
had
Managem
ent
Fee
Waiver
or
Total
Expense
Limit,
as
applica
ble,
effecti
ve
1/1/06
been in
place
at
year-
end
12/31/0
4
(as% of
Portfol
io
assets)


AST American
Century
Strategic
Balanced

None

N/A

1.12%

0.03% up to $1
Billion, 0.05%
over $1 Billion

N/A

1.09%


AST DeAM
Small-Cap
Growth

0.01%

N/A

1.16%

0.08%

N/A

1.09%


AST MFS Growth

0.01%

N/A

1.10%

0.03% up to $1
Billion, 0.05%
over $1 Billion

N/A

1.08%


AST William
Blair
International
Growth

0.09%

N/A

1.17%

0.10%

N/A

1.16%


AST LSV
International
Value

0.11%

N/A

1.26%

None

N/A

1.37%


AST Goldman
Sachs Mid-Cap
Growth

None

N/A

1.32%

0.03% up to $1
Billion, 0.05%
over $1 Billion

N/A

1.29%


AST
AllianceBernst
ein Large-Cap
Growth

None

1.01%

1.01%

None

1.05%

1.05%


AST
AllianceBernst
ein Growth +
Value

None

1.03%

1.03%

None

1.10%

1.10%


AST Goldman
Sachs
Concentrated
Growth

None

0.93%

0.93%

None

0.97%

0.97%


AST Small-Cap
Growth

None

0.95%

0.95%

None

1.09%

1.09%


AST JP Morgan
International
Equity

None

1.10%

1.10%

None

1.11%

1.11%




2







Portfolio

Voluntary
Managemen
t Fee
Waiver
Effective
July 1,
2005
through
December
31, 2005
(as% of
Portfolio
assets)

Voluntar
y
Manageme
nt Fee
Waiver
and
Expense
Reimburs
ement,
if
necessar
y, to
limit
Total
Expenses
(as%
of
Portfoli
o
assets)
effectiv
e
July 1,
2005
through
December
 31,
2005

Total
Annual
Operatin
g
Expenses
had
Manageme
nt
Fee
Waiver
or Total
Expense
Limit,
as
applicab
le,
effectiv
e
7/1/05
been in
place
at year-
end
12/31/04
(as% of
Portfoli
o
assets)

Voluntary
Managemen
t Fee
Waiver
Effective
January 1
, 2006
through
June 30,
2006 (as%
of
Portfolio
assets)

Voluntar
y
Manageme
nt Fee
Waiver
and
Expense
Reimburs
ement,
if
necessar
y, to
limit
Total
Expenses
(as%
of
Portfoli
o
assets)
effectiv
e
January
1,
2006
through
June 30,
2006

Total
Annual
Operatin
g
Expenses
had
Manageme
nt
Fee
Waiver
or Total
Expense
Limit,
as
applicab
le,
effectiv
e
1/1/06
been in
place
at year-
end
12/31/04
(as% of
Portfoli
o
assets)


AST Goldman
Sachs High
Yield

None

0.87%

0.87%

None

0.90%

0.90%


AST Lord Abbett
Bond-Debenture

None

0.89%

0.89%

None

0.90%

0.90%


AST Alger All-
Cap Growth

0.05%
over $500
Million

N/A

1.38%

0.05%
over $500
Million

N/A

1.38%


AST Cohen &
Steers Realty

None

N/A

1.23%

None

N/A

1.23%


AST DeAM Small-
Cap Value

0.13%

N/A

1.15%

0.13%

N/A

1.15%


AST Gabelli
All-Cap Value

0.05%
over $500
Million

N/A

1.21%

0.05%
over $500
Million

N/A

1.21%


AST Hotchkiss &
Wiley Large-Cap
Value

0.05%
over $1
Billion

N/A

0.94%

0.05%
over $1
Billion

N/A

0.94%


AST Marisco
Capital Growth

0.03%
over $1
Billion

N/A

1.06%

0.03%
over $1
Billion

N/A

1.06%


AST Neuberger
Berman Mid-Cap
Value

None

N/A

1.10%

None

N/A

1.10%


AST T. Rowe
Price Asset
Allocation

0.05%
over $1
Billion

N/A

1.12%

0.05%
over $1
Billion

N/A

1.12%


AST PIMCO
Limited
Maturity Bond

0.05%
over $1
Billion

N/A

0.82%

0.05%
over $1
Billion

N/A

0.82%


AST PIMCO Total
Return Bond

None

N/A

0.81%

None

N/A

0.81%




3







Portfolio

Voluntary
Managemen
t Fee
Waiver
Effective
July 1,
2005
through
December
31, 2005
(as% of
Portfolio
assets)

Voluntary
Managemen
t Fee
Waiver
and
Expense
Reimburse
ment, if
necessary
, to
limit
Total
Expenses
(as%
of
Portfolio
assets)
effective
July 1,
2005
through
December
31,
2005

Total
Annual
Operatin
g
Expenses
had
Manageme
nt
Fee
Waiver
or Total
Expense
Limit,
as
applicab
le,
effectiv
e
7/1/05
been in
place
at year-
end
12/31/04
(as% of
Portfoli
o
assets)

Voluntary
Managemen
t Fee
Waiver
Effective
January 1
, 2006
through
June 30,
2006 (as%
of
Portfolio
assets)

Voluntar
y
Manageme
nt Fee
Waiver
and
Expense
Reimburs
ement,
if
necessar
y, to
limit
Total
Expenses
(as%
of
Portfoli
o
assets)
effectiv
e
January
1,
2006
through
June 30,
2006

Total
Annual
Operatin
g
Expenses
had
Manageme
nt
Fee
Waiver
or Total
Expense
Limit,
as
applicab
le,
effectiv
e
1/1/06
been in
place
at year-
end
12/31/04
(as% of
Portfoli
o
assets)


AST Neuberger
Berman Mid-Cap
Growth

0.05% up
to $1
Billion

N/A

1.11%

0.05% up
to $1
Billion

N/A

1.11%


AST DeAM
Large-Cap
Value

None

1.25% *

1.11%

None

1.25% *

1.11%






*Total Expense limit using expense reimbursement, only.

4


AMERICAN SKANDIA TRUST

Supplement dated August 15, 2005 to the

Statement of Additional Information dated May 1, 2005

This supplement sets forth the changes to the American
Skandia Trust ("AST" or the "Trust") Statement of
Additional Information ("SAI") dated May 1, 2005. All of the Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with that prospectus and should be retained with the prospectus for future reference.

This supplement sets forth changes to the SAI with respect to fees and expenses of the Portfolios.

The sentence on page 265 that reads, "The Investment
Manager has also voluntarily agreed to reimburse the other
Portfolios of the Trust in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of each Portfolio's average daily net asset, as follows:" is deleted, the list of Portfolios that follows that sentence is deleted other than AST MFS Global Equity, AST Federated
Aggressive Growth, AST Goldman Sachs Small-Cap Value, AST
Small-Cap Value, AST American Century Income & Growth, AST
AllianceBernstein  Core Value,  AST AllianceBernstein
Managed Index 500 and AST Global Allocation, and the following is added:

Effective for the periods July 1, 2005 through December 31,
2005 and January 1, 2006 through June 30, 2006, the
Investment Managers have voluntarily agreed to waive a portion of their management fee, or to waive a portion or all of their management fee and reimburse expenses if necessary to limit total expenses, for certain Portfolios as described in the table below:

[continued on next page]

1







Portfolio

Voluntary
Managemen
t Fee
Waiver
Effective
July 1,
2005
through
December
31, 2005
(as% of
Portfolio
assets)

Volunta
ry
Managem
ent Fee
Waiver
and
Expense
Reimbur
sement,
if
necessa
ry, to
limit
Total
Expense
s (as%
of
Portfol
io
assets)
effecti
ve
July 1,
2005
through
Decembe
r 31,
2005

Voluntary
Management Fee
Waiver Effective
January 1, 2006
through
June 30, 2006 (as%
of Portfolio assets)

Volunta
ry
Managem
ent Fee
Waiver
and
Expense
Reimbur
sement,
if
necessa
ry, to
limit
Total
Expense
s (as%
of
Portfol
io
assets)
effecti
ve
January
 1,
2006
through
June 30
,
2006


AST American Century
Strategic Balanced

None

N/A

0.03% up to $1 Billion,
0.05% over $1 Billion

N/A


AST DeAM Small-Cap
Growth

0.01%

N/A

0.08%

N/A


AST MFS Growth

0.01%

N/A

0.03% up to $1 Billion,
0.05% over $1 Billion

N/A


AST William Blair
International Growth

0.09%

N/A

0.10%

N/A


AST LSV
International Value

0.11%

N/A

None

N/A


AST Goldman Sachs
Mid-Cap Growth

None

N/A

0.03% up to $1 Billion,
0.05% over $1 Billion

N/A


AST
AllianceBernstein
Large-Cap Growth

None

1.01%

None

1.05%


AST
AllianceBernstein
Growth + Value

None

1.03%

None

1.10%


AST Goldman Sachs
Concentrated Growth

None

0.93%

None

0.97%


AST Small-Cap Growth

None

0.95%

None

1.09%


AST JP Morgan
International Equity

None

1.10%

None

1.11%




2







Portfolio

Voluntary
Management Fee
Waiver
Effective
July 1, 2005
through
December 31,
2005
(as% of
Portfolio
assets)

Voluntary
Managemen
t Fee
Waiver
and
Expense
Reimburse
ment, if
necessary
, to
limit
Total
Expenses
(as%
of
Portfolio
assets)
effective
July 1,
2005
through
December
31,
2005

Voluntary
Management Fee
Waiver
Effective
January 1,
2006
through
June 30, 2006
(as%
of Portfolio
assets)

Voluntary
Managemen
t Fee
Waiver
and
Expense
Reimburse
ment, if
necessary
, to
limit
Total
Expenses
(as%
of
Portfolio
assets)
effective
January 1
,
2006
through
June 30,
2006


AST Goldman Sachs
High Yield

None

0.87%

None

0.90%


AST Lord Abbett
Bond-Debenture

None

0.89%

None

0.90%


AST Alger All-Cap
Growth

0.05% over
$500 Million

N/A

0.05% over
$500 Million

N/A


AST Cohen & Steers
Realty

None

N/A

None

N/A


AST DeAM Small-Cap
Value

0.13%

N/A

0.13%

N/A


AST Gabelli All-Cap
Value

0.05% over
$500 Million

N/A

0.05% over
$500 Million

N/A


AST Hotchkiss &
Wiley Large-Cap
Value

0.05% over $1
Billion

N/A

0.05% over $1
Billion

N/A


AST Marisco Capital
Growth

0.03% over $1
Billion

N/A

0.03% over $1
Billion

N/A


AST Neuberger
Berman Mid-Cap
Value

None

N/A

None

N/A


AST T. Rowe Price
Asset Allocation

0.05% over $1
Billion

N/A

0.05% over $1
Billion

N/A


AST PIMCO Limited
Maturity Bond

0.05% over $1
Billion

N/A

0.05% over $1
Billion

N/A


AST PIMCO Total
Return Bond

None

N/A

None

N/A




3







Portfolio

Voluntary
Management
Fee
Waiver
Effective
July 1,
2005
through
December 31
, 2005
(as% of
Portfolio
assets)

Voluntary
Management
Fee
Waiver and
Expense
Reimbursem
ent, if
necessary,
to limit
Total
Expenses
(as%
of
Portfolio
assets)
effective
July 1,
2005
through
December 3
1,
2005

Voluntary
Management Fee
Waiver
Effective
January 1, 2006
through
June 30, 2006
(as%
of Portfolio
assets)

Voluntary
Management
Fee
Waiver and
Expense
Reimbursem
ent, if
necessary,
to limit
Total
Expenses
(as%
of
Portfolio
assets)
effective
January 1,
2006
through
June 30,
2006


AST Neuberger
Berman Mid-Cap
Growth

0.05% up to $1
Billion

N/A

0.05% up to $1
Billion

N/A


AST DeAM Large-
Cap Value

None

1.25% *

None

1.25% *






*Total Expense limit using expense reimbursement, only.

4





11

ASTSUPP104